THE GABELLI EQUITY INCOME FUND

                              FIRST QUARTER REPORT
                              DECEMBER 31, 2000(A)

TO OUR SHAREHOLDERS,

      In the fourth quarter of 1999 and early 2000, when the profitless dot-coms were soaring and non-dividend paying technology stocks were delivering exceptional returns, income-producing equities were perceived as market trash. This year, the market's trash turned into treasure and The Gabelli Equity Income Fund (the "Fund") shareholders were rewarded with a respectable return in the worst year for equity markets since 1981.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, the Fund's total return was 5.61%. The Standard & Poor's ("S&P") 500 Index and the Nasdaq Composite
Index declined 7.82% and 32.70%, while the Lipper Equity Income Fund Average rose 2.72%, over the same period. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 11.33% for 2000. The S&P 500 Index and the Nasdaq Composite Index declined 9.10% and 39.18%, respectively, while the Lipper Equity Income Fund Average rose 6.77% over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Fund's total return averaged 10.32% annually versus average annual returns of 4.90%, 6.41%, and 5.02% for the S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average, respectively. For the five-year period ended December 31, 2000, the Fund's total return averaged 15.62% annually versus average annual total returns of 18.33%, 20.78%, and 12.77% for the S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through December 31, 2000, the Fund had a cumulative total return of 246.82%, which equates to an average annual total return of 14.81%.

COMMENTARY

THE PERFECT STORM

      In the best selling novel and popular motion picture "The Perfect Storm," three separate weather systems converged to produce a storm of epic proportions in the North Atlantic. In the last four months of 2000, separate forces converged to swamp the global economy and equity markets.

      Rapidly rising oil prices took $50 billion out of U.S. consumers' pockets for gasoline expenditures alone. Then, in the second quarter, the reversal of the "wealth effect" -- declining equities portfolios -- further eroded consumer confidence and spending. The tight Federal Reserve ("the Fed") policy and its impact on the money supply and short-term interest rates worked. Finally, the disputed U.S. Presidential election inflicted thirty-seven days of uncertainty, and consumers began buckling up their life preservers. The global economic ship floundered and U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. Investors began wondering whether the U.S. economy would make it safely to port or sink into recession.

--------------------------------------------------------------------------------
(A) THE FUND'S FISCAL YEAR ENDS SEPTEMBER 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                       Calendar Quarter
                           ---------------------------------------
                             1st        2nd       3rd         4th       Year
                             ---        ---       ---         ---       ----
2000: Net Asset Value .... $15.86     $15.86    $16.35      $14.91     $14.91
      Total Return .......   0.8%       0.8%      3.8%        5.6%      11.3%
--------------------------------------------------------------------------------
1999: Net Asset Value .... $16.39     $18.26    $17.58      $15.80     $15.80
      Total Return .......  (1.5)%     11.7%     (3.4)%       2.8%       9.3%
--------------------------------------------------------------------------------
1998: Net Asset Value .... $17.70     $17.72    $15.97      $16.70     $16.70
      Total Return .......  10.1%       0.5%     (9.7)%      12.7%      12.6%
--------------------------------------------------------------------------------
1997: Net Asset Value .... $14.27     $16.03    $17.39      $16.12     $16.12
      Total Return .......   1.2%      12.7%      8.8%        3.0%      27.9%
--------------------------------------------------------------------------------
1996: Net Asset Value .... $13.47     $13.54    $13.81      $14.16     $14.16
      Total Return .......   5.5%       1.0%      2.5%        8.0%      17.9%
--------------------------------------------------------------------------------
1995: Net Asset Value .... $11.56     $11.99    $12.65      $12.84     $12.84
      Total Return .......   8.5%       4.3%      6.1%        6.9%      28.3%
--------------------------------------------------------------------------------
1994: Net Asset Value .... $11.26     $11.08    $11.54      $10.72     $10.72
      Total Return .......  (2.2)%     (0.8)%     4.9%       (0.7)%      1.1%
--------------------------------------------------------------------------------
1993: Net Asset Value .... $11.35     $11.72    $12.15      $11.57     $11.57
      Total Return .......   7.4%       3.8%      4.2%        1.5%      17.9%
--------------------------------------------------------------------------------
1992: Net Asset Value .... $10.19     $10.36    $10.40      $10.64     $10.64
      Total Return .......   2.4%(b)    2.3%      1.1%        3.7%       9.8%(b)
--------------------------------------------------------------------------------

-------------------------------------------------------------
         Average Annual Returns - December 31, 2000 (a)
         ----------------------------------------------
  1 Year ........................................   11.33%
  5 Year ........................................   15.62%
  Life of Fund (b) ..............................   14.81%
-------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

      At the beginning of September, companies in a wide range of industries began issuing third quarter earnings warnings -- some just weeks after assuring Wall Street that they would meet consensus expectations. Some of these companies cited the impact of the "weak Euro" on reported profits. When third quarter earnings disappointed and companies began warning that fourth quarter results would also fall short of estimates, the market began taking on water from all sides.

[GRAPHIC OF PYRAMID OMITTED]
TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

FAIRER WEATHER AHEAD?

      As we prepare this letter, we are experiencing a temporary calm. However, small craft warnings are still in effect, and we suggest investors prepare themselves for high winds of volatility and choppy market seas over the next several quarters. The depth of the recession -- we like to say how bad is bad -- will be tied to the ability of monetary and fiscal policy to overcome the combined drops from capital spending and the wealth effect.

      Our longer term forecast is for an economic (and earnings) recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the

Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we do think some tax relief is on the horizon. The Fed has blinked, acknowledging that the risk of recession now outweighs that of inflation, and already reduced interest rates by 100 basis points in 2001. We believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and by the fourth quarter of 2001 should result in pleasant earnings surprises, helping to renew investor confidence and revive the market.

      New full disclosure regulations should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating

-------------------------------------------
               Dividend History
-------------------------------------------
                        Rate
                    Reinvestment
  Payment (ex) Date   Per Share     Price
  -----------------   ---------     -----
  December 20, 2000     $2.26      $14.27
  September 28, 2000    $0.12      $16.38
  June 28, 2000         $0.12      $16.02
  March 29, 2000        $0.06      $15.75
-------------------------------------------
  December 20, 1999     $2.21      $15.30
  September 27, 1999    $0.06      $17.39
  June 28, 1999         $0.05      $17.98
  March 29, 1999        $0.06      $16.67
-------------------------------------------
  December 21, 1998     $1.27      $16.36
  September 28, 1998    $0.04      $16.20
  June 26, 1998         $0.06      $17.65
  March 27, 1998        $0.05      $17.70
-------------------------------------------
  December 29, 1997     $1.78      $15.94
  September 30, 1997    $0.05      $17.39
  June 30, 1997         $0.05      $16.03
  March 31, 1997        $0.06      $14.27
-------------------------------------------
  December 27, 1996     $0.76      $14.28
  September 30, 1996    $0.07      $13.81
  June 28, 1996         $0.06      $13.54
  March 31, 1996        $0.07      $13.47
-------------------------------------------
  December 29, 1995     $0.68      $12.84
  September 29,1995     $0.07      $12.65
  June 30, 1995         $0.07      $11.99
  March 31, 1995        $0.07      $11.56
-------------------------------------------
  December 30, 1994     $0.74      $10.72
  September 30, 1994    $0.08      $11.54
  June 30, 1994         $0.09      $11.08
  March 31, 1994        $0.06      $11.26
-------------------------------------------
  December 31, 1993     $0.76      $11.57
  September 30, 1993    $0.06      $12.15
  June 30, 1993         $0.06      $11.72
  March 31, 1993        $0.08      $11.35
-------------------------------------------
  December 31, 1992     $0.15      $10.64
  September 30, 1992    $0.07      $10.40
  June 30, 1992         $0.06      $10.36
  March 31, 1992        $0.05      $10.19
-------------------------------------------



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                              EURO VS. U.S. DOLLAR

               For 1999          For 2000            For 2001
Jan            1.1812             1.0155              0.9465
               1.176              1.0309              0.9477
               1.1636             1.0335              0.945
               1.1672             1.0324              0.9535
               1.1554             1.0294              0.9486
               1.1534             1.0252              0.94
               1.1548             1.0322              0.9409
               1.1698             1.0281              0.9525
               1.1689             1.027               0.9486
               1.1591             1.0128              0.942
               1.161              1.0121              0.9373
               1.1575             1.0115              0.9308
               1.1577             1.0133              0.9437
               1.1582             1.01                0.9369
               1.1566             1.0019              0.9375
               1.1577             1.0041              0.9389
               1.1481             1.0011              0.9258
               1.1395             0.989               0.9219
               1.1371             0.9765              0.9213
               1.1303             0.9757              0.918
Feb            1.1328             0.9731              0.9267
               1.1339             0.9768              0.9309
               1.1306             0.9887              0.9387
               1.1283             0.976               0.9357
               1.1296             0.9783              0.9398
               1.13               0.9862
               1.1331             0.9914
               1.1303             0.9865
               1.1282             0.9847
               1.1189             0.9783
               1.123              0.9834
               1.1223             0.9842
               1.1075             0.9863
               1.1037             0.985
               1.0993             1.006
               1.0972             1.0017
               1.1068             0.9931
               1.0995             0.9763
               1.0891             0.9669
               1.0931             0.9643
               1.0888             0.97
Mar            1.0824             0.9619
               1.0843             0.9618
               1.0899             0.9603
               1.0873             0.956
               1.0961             0.9576
               1.0932             0.9684
               1.0936             0.9659
               1.093              0.9648
               1.0915             0.9644
               1.1015             0.9696
               1.099              0.971
               1.0923             0.9694
               1.0915             0.971
               1.0918             0.9703
               1.0921             0.9608
               1.0871             0.9691
               1.0743             0.9724
               1.0716             0.9645
               1.0732             0.9614
               1.0808             0.9524
               1.0782             0.9594
               1.0782             0.9574
               1.0706             0.956
Apr            1.0838             0.9588
               1.0784             0.9647
               1.0835             0.958
               1.0786             0.959
               1.0842             0.9588
               1.078              0.9591
               1.0779             0.9551
               1.0717             0.9524
               1.0688             0.9564
               1.0608             0.955
               1.063              0.9477
               1.0612             0.9369
               1.0598             0.9376
               1.0634             0.9379
               1.059              0.9396
               1.0649             0.9265
               1.0616             0.9217
               1.0591             0.9083
               1.0564             0.9089
               1.0571             0.912
               1.0593             0.9068
               1.0724             0.8891
May            1.0779             0.8907
               1.0781             0.8953
               1.0787             0.895
               1.072              0.9023
               1.0666             0.9097
               1.0626             0.9021
               1.065              0.908
               1.0672             0.9138
               1.0672             0.9053
               1.0641             0.8921
               1.063              0.8952
               1.0577             0.8946
               1.0593             0.9036
               1.0587             0.9032
               1.0471             0.9096
               1.0439             0.9072
               1.0422             0.931
               1.0449             0.9314
               1.0357             0.9328
               1.0355             0.9307
               1.0327             0.9432
               1.0296             0.9471
Jun            1.0438             0.957
               1.045              0.96
               1.0477             0.9548
               1.0516             0.9526
               1.0416             0.9544
               1.042              0.9619
               1.0298             0.959
               1.0329             0.953
               1.0368             0.9648
               1.0323             0.9622
               1.0323             0.9557
               1.0316             0.9455
               1.0372             0.9398
               1.0448             0.9358
               1.0373             0.9382
               1.0337             0.9444
               1.031              0.9444
               1.0236             0.9515
               1.0244             0.9545
               1.0249             0.9526
               1.0224             0.9548
               1.0198             0.9527
Jul            1.0186             0.9484
               1.0139             0.9521
               1.0176             0.9497
               1.0215             0.9401
               1.022              0.9339
               1.0203             0.9374
               1.0203             0.9351
               1.042              0.9322
               1.0526             0.9237
               1.0509             0.9292
               1.0497             0.9343
               1.0651             0.9314
               1.0627             0.9391
               1.0644             0.9413
               1.0719             0.9331
               1.0694             0.9246
               1.0661             0.9266
               1.068              0.9228
               1.0766             0.9137
               1.0793             0.9042
               1.077              0.9075
               1.0694             0.9105
Aug            1.0752             0.9019
               1.066              0.8991
               1.0636             0.9077
               1.0568             0.9046
               1.0557             0.9037
               1.0525             0.9135
               1.0505             0.9143
               1.0643             0.9152
               1.0654             0.9068
               1.0553             0.9027
               1.0506             0.8965
               1.0461             0.8967
               1.0441             0.9028
               1.046              0.9024
               1.0445             0.9002
               1.0581             0.8966
               1.0582             0.8924
               1.0689             0.8878
               1.0605             0.8993
               1.0581             0.8876
               1.059              0.8702
               1.0543             0.874
Sep            1.0402             0.8664
               1.04               0.8624
               1.0408             0.8596
               1.0385             0.864
               1.0418             0.8617
               1.0399             0.8572
               1.0408             0.8527
               1.046              0.8514
               1.05               0.8463
               1.0415             0.8559
               1.0466             0.8794
               1.0431             0.8738
               1.0509             0.8813
               1.0613             0.8807
               1.0643             0.883
               1.0718             0.8842
               1.0703             0.8788
               1.0693             0.8745
               1.0704             0.8727
               1.0721             0.8691
               1.063              0.8686
Oct            1.0737             0.8682
               1.0758             0.8716
               1.0799             0.8644
               1.0887             0.8567
               1.0863             0.8491
               1.0833             0.8509
               1.0765             0.8391
               1.0808             0.8412
               1.0678             0.8406
               1.0666             0.8364
               1.0578             0.8364
               1.0532             0.8274
               1.0519             0.8273
               1.0518             0.8408
               1.0494             0.8433
               1.0506             0.8485
               1.0485             0.8588
               1.044              0.8579
               1.04               0.8619
               1.0363             0.8585
               1.0401             0.8585
Nov            1.0436             0.8554
               1.0315             0.8574
               1.0315             0.8624
               1.0312             0.8574
               1.0403             0.8571
               1.0297             0.8534
               1.0313             0.8517
               1.0327             0.8487
               1.0261             0.846
               1.0176             0.8424
               1.0137             0.8401
               1.01               0.8383
               1.0077             0.8503
               1.0059             0.8544
               1.0023             0.8577
               1.0016             0.8694
               1.0252             0.8768
               1.0222             0.8876
               1.0263             0.8803
               1.0161             0.8881
Dec            1.0158             0.8891
               1.012              0.8842
               1.0067             0.8776
               1.0066             0.8774
               1.0169             0.8755
               1.0088             0.8861
               1.0066             0.8983
               1.0093             0.8929
               1.008              0.8903
               1.0162             0.906
               1.0128             0.9112
               1.0136             0.9231
               1.0068             0.9306
               1.0045             0.9258
               1.0024             0.9393
               1.007
on fundamentals should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly.

ADDITIONAL CATALYSTS

      Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as good will and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still in the exposure draft phase), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                                    1997       1998      1999       2000
-------                                   -----      -----     -----      -----
U.S. Deals                              $   919     $1,620    $1,745     $1,833
Stock Buybacks                              181        207       176        227
Mutual Fund                                 232        159       222        297
Dividends                                   335        352       371        400
                                          -----      -----     -----      -----
TOTAL SOURCES:                           $1,667     $2,338    $2,514     $2,757
                                          =====      =====     =====      =====

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2000 COMPLETED DEALS

                                         NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)   CLOSING DATE   %RETURN (d)
   ---------------------------------------------    -----------    ---------    -------------------------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Republic New York Corp.                 3,000         $63.86          $71.81      01/03/00      12.45%
   Niagara Mohawk Holdings Inc.           95,000          10.64           12.65      01/31/00      18.89%
   Public Service Co. of North Carolina    2,000          29.55           33.00      02/16/00      11.68%
   New England Electric System            10,000          48.35           54.19      03/23/00      12.08%
   Sprint Corp., 8.25% Cv. Pfd.           21,000          37.12           63.75      03/31/00      71.74%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Pharmacia & Upjohn Inc.                38,900          32.84           54.13      04/03/00      64.83%
   Atlantic Richfield Co.                 13,000          54.15           77.00      04/17/00      42.20%
   WICOR Inc.                             70,000          24.45           31.38      04/20/00      28.34%
   General Motors Corp.                   12,500          32.15           86.94      05/19/00     170.42%
   U.S. Trust Corp.                        1,000          12.15          142.06      06/01/00   1,069.22%

   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   GTE Corp.                              24,000         $33.80          $62.25      07/03/00      84.17%
   US West Inc.                            1,000          24.84           85.75      07/03/00     245.21%
   United Water Resources Inc.            35,000          22.98           35.44      07/28/00      54.21%
   COMSAT Corp.                            5,000          20.88           28.38      08/03/00      35.90%
   Cable & Wireless HKT Ltd., ADR         10,000          15.59           23.75      08/07/00      52.34%
   CMP Group Inc.                         10,000          26.74           29.50      09/05/00      10.32%
   Mark IV Industries Inc.                 3,000          15.28           23.00      09/15/00      50.52%
   Vastar Resources Inc.                  10,000          16.03           83.00      09/18/00     417.78%
   Fall River Gas Co.                     10,000          16.03           23.50      09/25/00      46.60%
   Providence Energy Corp.                 4,000          21.21           42.44      09/28/00     100.08%

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Dun & Bradstreet Corp.                  4,000          21.33           36.19      10/03/00      69.66%
   Bestfoods Inc.                         50,000          68.66           73.00      10/04/00       6.32%
   Pioneer Group Inc.                      3,000          22.07           44.13      10/24/00      99.93%
   Eastern Enterprises                    68,000          35.26           64.63      11/09/00      83.28%
   Mark IV Industries Inc.,
      Sub. Deb. Cv. 4.75%, 11/01/04    1,200,000(e)       87.01           99.50      11/21/00      14.35%
   Florida Progress Corp.                 15,000          43.80           54.48      12/01/00      24.38%
   Morgan (J.P.) & Co. Inc.               10,000         104.74          165.50      12/31/00      58.01%
   St. Joseph Light & Power Co.            8,000          20.70           24.50      12/31/00      18.36%
--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.
(e) Principal amount.

NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

--------------------------------------------------------------------------------

YEAR-END INVESTMENT SCORECARD

      Utilities stocks were sprinkled around the first page of this year's performance rankings. FPL Group, American Electric Power, Public Services Enterprises, El Paso Electric, Southern Union Company, AGL Resources and Peoples Energy Corp. all posted excellent gains. Financial services investments including Northern Trust, St. Paul Companies, Merrill Lynch, and Mellon Financial also delivered strong performance. Aerospace giant Boeing regained altitude and defense contractors Northrop Corp. and Lockheed Martin Corp. marched smartly ahead.

      After a strong three-year run from 1997-1999, telecommunications stocks moved from the top to the bottom of this year's performance list. This was a truly global phenomenon, with AT&T, Canada's BCE Corp., British Telecom, Deutsche Telekom, France Telecom, and Telefonica de Espana all declining sharply. Media holdings including Granite Broadcasting and Metromedia International Group, disappointed, as the slowing economy threatened advertising supported media company earnings. Blue chip branded consumer goods stocks such as Eastman Kodak, Clorox, Procter & Gamble and Gillette were the victims of reduced consumer spending.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BP AMOCO PLC (BPA - $47.875 - NYSE) is Britain's largest company and one of the world's top three oil companies on the basis of market capitalization and proved reserves. The Company's main businesses are Exploration and Production, Refining and Marketing, and Chemicals, whose activities include petrochemicals manufacturing and marketing. The company provides high quality technological support for all its businesses through its research and engineering activities.

EXXON MOBIL CORP. (XOM - $86.9375 - NYSE), headquartered in Irving, Texas, is a worldwide leader in the petroleum and petrochemical businesses. Exxon Mobil Corp. conducts business in nearly 200 countries around the world, engaging in the exploration and production of oil and gas, manufacturing and marketing of fuels, lubes and chemicals, electric power generation or coal and minerals operations. Exxon Mobil's global upstream and chemical companies and its coal and minerals company are headquartered in Houston, Texas.

GALLAHER GROUP PLC (GLH - $24.625 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)4.3 billion in 1999, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K. and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. In August, Gallaher purchased Liggett-Ducat, the leading cigarette manufacturer and distributor in Russia, for $390 million.

GENUINE PARTS CO. (GPC - $26.1875 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group, operated through S. P. Richards Company, is engaged in the wholesale distribution of a broad line of office and other products which are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus. With branch locations in 38 cities nationwide and in Mexico, this Group stocks over 100,000 items, from insulating and conductive materials to assembly tools and test equipment.

TEXACO INC. (TX - $62.125 - NYSE) is a major international integrated oil company that operates in more than 150 countries. Texaco and its affiliates explore for, find and produce oil and natural gas; manufacture and market high-quality fuels and lubricant products; operate trading, transportation and distribution facilities; and produce alternative forms of energy for power, manufacturing and chemicals. The Texaco "star" is one of the most widely recognized brands on earth. The company is well positioned to meet the world's growing demand for energy.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO              WHAT                        WHEN
---              ----                        ----
Mario Gabelli    Chief Investment Officer    First Monday of each month
Howard Ward      Large Cap Growth            First Tuesday of each month
Barbara Marcin   Large Cap Value             Last Wednesday of each month

                 SECTOR/SPECIALTY            2nd and 3rd Wednesday of each month
                 ----------------
Tim O'Brien      Utilities Industry
Caesar Bryan     International Investing
Ivan Arteaga     Telecom and Media
Hart Woodson     Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Yield-oriented equity investors were among the few stock market survivors this year. It appears dividends and solid fundamentals do matter after all. We believe those "growth at any price" investors, who are now licking their wounds, will realize that preserving capital in challenging markets is every bit as important as making money in more accommodating markets. Equity income funds are not just for widows and orphans, but rather an important vehicle for all investors seeking income, portfolio stability and consistently respectable returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                         Sincerely,

                                         /S/SIGNATURE

                                         MARIO J. GABELLI, CFA
                                         Portfolio Manager and
                                         Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
           Shaw Industries Inc.         Genuine Parts Co.
           Texaco Inc.                  Deutsche Bank AG, ADR
           BPAmoco plc, ADR             Morgan (J.P.) & Co. Inc.
           Exxon Mobil Corp.            Southwest Gas Corp.
           Gallaher Group plc, ADR      Philip Morris Companies Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
  SHARES                                            VALUE
  ------                                            ------

              COMMON STOCKS -- 89.6%
              AEROSPACE -- 2.5%
     15,000   Boeing Co. .....................  $   990,000
      5,000   Lockheed Martin Corp. ..........      169,750
     10,000   Northrop Grumman Corp. .........      830,000
      5,500   Raytheon Co., Cl. A ............      159,500
      8,000   Raytheon Co., Cl. B ............      248,500
      2,000   Rockwell International Corp. ...       95,250
                                                -----------
                                                  2,493,000
                                                -----------
              AUTOMOTIVE -- 0.7%
      4,500   Ford Motor Co. .................      105,469
     10,000   General Motors Corp. ...........      509,375
                                                -----------
                                                    614,844
                                                -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.3%
      5,000   ArvinMeritor Inc. ..............       56,875
     50,000   Dana Corp. .....................      765,625
     12,000   Ethyl Corp. ....................       17,250
     25,000   GenCorp Inc. ...................      240,625
     70,000   Genuine Parts Co. ..............    1,833,125
      2,500   Johnson Controls Inc. ..........      130,000
      4,000   Tenneco Automotive Inc. ........       12,000
                                                -----------
                                                  3,055,500
                                                -----------
              AVIATION: PARTS AND SERVICES -- 2.1%
     25,000   Barnes Group Inc. ..............      496,875
     17,000   Curtiss-Wright Corp. ...........      790,500
      9,000   United Technologies Corp. ......      707,625
                                                -----------
                                                  1,995,000
                                                -----------
              BROADCASTING -- 0.0%
     20,000   Granite Broadcasting Corp.+ ....       20,000
                                                -----------
              BUSINESS SERVICES -- 1.0%
     20,000   ACNielsen Corp.+ ...............      725,000
      7,000   Donnelley (R.H.) Corp. .........      170,187
        500   Imation Corp.+ .................        7,750
      1,500   Landauer Inc. ..................       27,375
        100   SYNAVANT Inc.+ .................          469
                                                -----------
                                                    930,781
                                                -----------
              COMMUNICATIONS EQUIPMENT -- 0.3%
      5,000   Motorola Inc. ..................      101,250
      5,000   Nortel Networks Corp. ..........      160,312
                                                -----------
                                                    261,562
                                                -----------
              COMPUTER HARDWARE -- 0.1%
        500   International Business
                Machines Corp. ...............       42,500
     16,000   Xerox Corp. ....................       74,000
                                                -----------
                                                    116,500
                                                -----------
              CONSUMER PRODUCTS -- 11.9%
      4,000   Clorox Co. .....................      142,000
     40,000   Eastman Kodak Co. ..............    1,575,000
      5,000   Energizer Holdings Inc.+ .......      106,875
     75,000   Gallaher Group plc, ADR ........    1,846,875
     33,000   Gillette Co. ...................    1,192,125
     22,000   Maytag Corp. ...................      710,875
     28,000   National Presto Industries Inc.       859,250
     37,000   Philip Morris Companies Inc. ...    1,628,000
      1,500   Procter & Gamble Co. ...........      117,656
      5,000   Ralston Purina Group ...........      130,625

                                                    MARKET
  SHARES                                            VALUE
  ------                                            ------
      3,000   Rothmans Inc. ..................  $    44,141
    150,000   Shaw Industries Inc. ...........    2,840,625
                                                -----------
                                                 11,194,047
                                                -----------
              CONSUMER SERVICES -- 0.5%
     22,000   Rollins Inc. ...................      441,375
                                                -----------
              DIVERSIFIED INDUSTRIAL -- 3.2%
      4,000   Cooper Industries Inc. .........      183,750
     27,000   GATX Corp. .....................    1,346,625
      2,000   General Electric Co. ...........       95,875
        600   Harbor Global Co. Ltd.+ ........        3,000
      5,000   Honeywell Inc. .................      236,562
      3,000   Minnesota Mining &
                Manufacturing Co. ............      361,500
     12,000   National Service Industries Inc.      308,250
     18,000   Thomas Industries Inc. .........      418,500
      3,000   Trinity Industries Inc. ........       75,000
                                                -----------
                                                  3,029,062
                                                -----------
              ELECTRONICS -- 0.9%
     50,000   Thomas & Betts Corp. ...........      809,375
                                                -----------
              ENERGY AND UTILITIES: ELECTRIC -- 4.7%
      5,500   American Electric Power
                Company Inc. .................      255,750
     35,000   Conectiv Inc. ..................      702,187
    105,000   El Paso Electric Co.+ ..........    1,386,000
      2,000   FPL Group Inc. .................      143,500
     95,000   Niagara Mohawk Holdings Inc. ...    1,585,312
      8,000   St. Joseph Light & Power Co. ...      196,000
      2,000   UIL Holdings Corp. .............       99,500
                                                -----------
                                                  4,368,249
                                                -----------
              ENERGY AND UTILITIES: INTEGRATED -- 4.5%
     18,000   Burlington Resources Inc. ......      909,000
     11,000   CH Energy Group Inc. ...........      492,250
     22,000   Energy East Corp. ..............      433,125
     20,000   MCN Energy Group Inc. ..........      553,750
     26,000   NSTAR ..........................    1,114,750
     15,000   Progress Energy Inc. ...........        6,750
      5,000   Public Service Enterprise
                Group Inc. ...................      243,125
     10,000   RGS Energy Group Inc. ..........      324,375
      3,500   ScottishPower plc, ADR .........      106,094
                                                -----------
                                                  4,183,219
                                                -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 3.8%
     50,000   AGL Resources Inc. .............    1,103,125
      1,000   KeySpan Corp. ..................       42,375
      4,000   Peoples Energy Corp. ...........      179,000
     12,000   Piedmont Natural Gas Co. Inc. ..      458,250
      5,019   Southern Union Co. .............      133,003
     75,000   Southwest Gas Corp. ............    1,640,625
                                                -----------
                                                  3,556,378
                                                -----------
              ENERGY AND UTILITIES: OIL -- 9.3%
     42,000   BP Amoco plc, ADR ..............    2,010,750
     10,000   Chevron Corp. ..................      844,375
     20,000   Conoco Inc., Cl. A .............      572,500
     58,000   ENI SpA ........................      370,280
     22,000   Exxon Mobil Corp. ..............    1,912,625
     38,000   Texaco Inc. ....................    2,360,750
      8,759   Total Petroleum of North
                America Ltd., ADR ............      636,670
                                                -----------
                                                  8,707,950
                                                -----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
  SHARES                                            VALUE
  ------                                            ------

              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: SERVICES -- 0.6%
     16,000   Halliburton Co. ................  $   580,000
                                                -----------
              ENERGY AND UTILITIES: WATER -- 0.7%
     25,000   Philadelphia Suburban Corp. ....      612,500
                                                -----------
              ENTERTAINMENT -- 0.2%
      3,000   Viacom Inc., Cl. A+ ............      141,000
                                                -----------
              ENVIRONMENTAL SERVICES -- 1.2%
     40,000   Waste Management Inc. ..........    1,110,000
                                                -----------
              EQUIPMENT AND SUPPLIES -- 2.1%
      3,000   Caterpillar Inc. ...............      141,937
     24,000   Deere & Co. ....................    1,099,500
      5,000   Ingersoll-Rand Co. .............      209,375
      1,500   Minerals Technologies Inc. .....       51,281
      2,000   Parker-Hannifin Corp. ..........       88,250
     19,000   Smith (A.O.) Corp. .............      324,187
      1,000   Union Carbide Corp. ............       53,812
                                                -----------
                                                  1,968,342
                                                -----------
              FINANCIAL SERVICES -- 15.7%
      5,000   Aegon NV, ADR ..................      207,187
      3,000   American Express Co. ...........      164,813
     18,000   Argonaut Group Inc. ............      378,000
      5,000   Banco Popular Espanol SA .......      174,156
     18,000   Banco Santander Central
                Hispano SA, ADR ..............      190,125
      2,000   Banco Santiago .................       39,125
     18,000   Bankgesellschaft Berlin AG .....      256,023
      9,052   Bank of America Corp. ..........      415,261
     25,000   Bank One Corp. .................      915,625
      3,000   Banque Nationale de Paris ......      263,346
     10,000   Block (H&R) Inc. ...............      413,750
      6,000   Chase Manhattan Corp. ..........      272,625
     31,000   Commerzbank AG, ADR ............      887,676
     20,000   Deutsche Bank AG, ADR ..........    1,667,386
      3,000   Dresdner Bank AG, ADR ..........      130,406
      2,000   Dun and Bradstreet Corp.+ ......       51,750
      3,500   Fannie Mae .....................      303,625
      5,000   Fidelity National Corp. ........       25,000
     45,000   First Union Corp. ..............    1,251,562
     15,000   Mellon Financial Corp. .........      737,812
      1,000   Merrill Lynch & Co. Inc. .......       68,187
      2,000   MONY Group Inc. ................       98,875
      4,000   Moody's Corp. ..................      102,750
     10,000   Morgan (J.P.) & Co. Inc. .......    1,655,000
      3,000   Municipal Mortgage & Equity LLC        67,125
      6,000   Northern Trust Corp. ...........      489,375
    100,000   Phoenix Investment Partners Ltd.    1,568,750
      3,000   Schwab (Charles) Corp. .........       85,125
      7,000   St. Paul Companies Inc. ........      380,187
     26,000   Sterling Bancorp ...............      568,750
     12,000   SunTrust Banks Inc. ............      756,000
      1,000   Unitrin Inc. ...................       40,625
      1,500   Waddell & Reed Financial
                Inc., Cl. A ..................       56,437
                                                -----------
                                                 14,682,439
                                                -----------
              FOOD AND BEVERAGE -- 4.4%
     22,000   Coca-Cola Amatil Ltd., ADR .....      114,468
      3,000   Coca-Cola Co. ..................      182,813
     10,000   Corn Products International Inc.      290,625


                                                    MARKET
  SHARES                                            VALUE
  ------                                            ------
     32,000   Diageo plc, ADR ................  $ 1,420,000
     12,000   Heinz (H.J.) Co. ...............      569,250
      4,000   Hershey Foods Corp. ............      257,500
      5,000   IBP Inc. .......................      133,750
     15,000   Keebler Foods Co. ..............      621,562
     20,000   Kellogg Co. ....................      525,000
                                                -----------
                                                  4,114,968
                                                -----------
              HEALTH CARE -- 2.9%
      8,000   Aventis SA, ADR ................      674,000
      2,000   Bristol-Myers Squibb Co. .......      147,875
      3,276   GlaxoSmithKline plc, ADR .......      183,456
      2,000   Johnson & Johnson ..............      210,125
     25,000   Pharmacia Corp. ................    1,525,000
                                                -----------
                                                  2,740,456
                                                -----------
              METALS AND MINING -- 0.1%
     15,000   Freeport-McMoRan Copper &
                Gold Inc., Cl. B.+ ...........      128,438
                                                -----------
              PAPER AND FOREST PRODUCTS -- 1.3%
     20,000   Pactiv Corp.+ ..................      247,500
      2,000   Westvaco Corp. .................       58,375
     20,000   Willamette Industries Inc. .....      938,750
                                                -----------
                                                  1,244,625
                                                -----------
              PUBLISHING -- 1.9%
      4,000   Dow Jones & Co. Inc. ...........      226,500
      7,000   Harcourt General Inc. ..........      400,400
      4,000   McGraw-Hill Companies Inc. .....      234,500
     25,000   Reader's Digest Association
                Inc., Cl. B ..................      875,000
        560   Seat Pagine Gialle SpA .........        1,249
                                                -----------
                                                  1,737,649
                                                -----------
              REAL ESTATE -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+ .       28,750
                                                -----------
              RETAIL -- 1.3%
     45,000   Albertson's Inc. ...............    1,192,500
      2,000   Sears, Roebuck & Co. ...........       69,500
                                                -----------
                                                  1,262,000
                                                -----------
              SATELLITE -- 0.1%
      2,500   General Motors Corp., Cl. H+ ...       57,500
                                                -----------
              SPECIALTY CHEMICALS -- 1.3%
      3,000   Albemarle Corp. ................       74,250
      1,200   Celenese AG ....................       21,975
      2,000   du Pont de Nemours (E.I.) & Co.        96,625
      7,500   Ferro Corp. ....................      172,500
     20,000   Grace (W.R.) & Co.+ ............       63,750
     17,000   Great Lakes Chemical Corp. .....      632,188
      1,500   IMC Global Inc. ................       23,344
     20,000   Omnova Solutions Inc. ..........      120,000
      2,000   Quaker Chemical Corp. ..........       37,625
                                                -----------
                                                  1,242,257
                                                -----------
              TELECOMMUNICATIONS -- 6.9%
      3,000   ALLTEL Corp. ...................      187,313
     25,000   AT&T Corp. .....................      432,813
     20,000   BCE Inc. .......................      578,750
     10,000   BellSouth Corp. ................      409,375
      1,800   British Telecommunications
                plc, ADR .....................      156,150

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                    MARKET
  SHARES                                            VALUE
  ------                                            ------

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     19,000   Cable & Wireless plc, ADR ......  $   757,625
     20,000   Citizens Communications Co. ....      262,500
      7,000   Deutsche Telekom AG, ADR+ ......      204,750
      2,000   France Telecom SA, ADR .........      171,375
      2,000   Pacific Century CyberWorks
                Ltd., ADR+ ...................       12,251
      1,729   Qwest Communications
                International Inc.+ ..........       70,876
     22,000   SBC Communications Inc. ........    1,050,500
      1,000   Telecom Italia SpA, ADR ........      110,313
      7,000   Telefonica SA, ADR .............      350,000
     13,500   TELUS Corp. ....................      373,450
      4,500   TELUS Corp., Non-Voting ........      117,592
     25,000   Verizon Communications .........    1,253,125
                                                -----------
                                                  6,498,758
                                                -----------
              WIRELESS COMMUNICATIONS -- 0.1%
      5,000   Sprint Corp. (PCS Group)+ ......      102,188
                                                -----------
              TOTAL COMMON STOCKS ............   84,028,712
                                                -----------

              PREFERRED STOCKS -- 2.9%
              AVIATION: PARTS AND SERVICES -- 0.2%
      2,000   Coltec Capital Trust,
               5.25% Cv. Pfd. ................       82,626
      3,000   Coltec Capital Trust,
               5.25% Cv. Pfd. (b) ............      120,188
                                                -----------
                                                    202,814
                                                -----------
              DIVERSIFIED INDUSTRIAL -- 0.0%
     10,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ........       34,375
                                                -----------
              ENTERTAINMENT -- 0.0%
      3,000   Metromedia International Group Inc.,
               7.25% Cv. Pfd. ................       41,700
                                                -----------
              EQUIPMENT AND SUPPLIES -- 0.6%
      7,000   Sequa Corp.,
               $5.00 Cv. Pfd. ................      518,875
                                                -----------
              METALS AND MINING -- 0.1%
      6,000   Freeport-McMoRan Copper &
               Gold Inc.,
               7.00% Cv. Pfd. ................       60,000
                                                -----------
              PAPER AND FOREST PRODUCTS -- 1.0%
     30,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A ........      967,500
                                                -----------
              TELECOMMUNICATIONS -- 1.0%
     17,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ................      901,000
                                                -----------
              TOTAL PREFERRED STOCKS .........    2,726,264
                                                -----------
 PRINCIPAL
  AMOUNT
 ---------

              CORPORATE BONDS -- 2.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
 $1,000,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ...............      472,500
                                                -----------
 PRINCIPAL                                          MARKET
  AMOUNT                                            VALUE
  ------                                            ------
              BUSINESS SERVICES -- 0.1%
   $100,000   BBN Corp.,
               Sub. Deb. Cv.
               6.00%, 04/01/12 (a) ...........  $    96,750
                                                -----------
              COMPUTER EQUIPMENT -- 0.1%
    100,000   Seagate Technology Inc.
               12.50%, 11/15/07 (b) ..........       95,000
                                                -----------
              CONSUMER PRODUCTS -- 0.0%
  2,100,000   Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12+ ..............        5,250
                                                -----------
              ENTERTAINMENT -- 0.2%
    150,000   USA Networks Inc.,
               Sub. Deb. Cv.
               7.00%, 07/01/03 ...............      151,313
                                                -----------
              ENVIRONMENTAL SERVICES -- 0.5%
    500,000   Waste Management Inc.,
               Sub. Deb. Cv.
               4.00%, 02/01/02 ...............      483,750
                                                -----------
              HOTELS AND GAMING -- 0.4%
    475,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ...............      404,344
                                                -----------
              PUBLISHING -- 0.2%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/97 .........      141,326
                                                -----------
              TOTAL CORPORATE BONDS ..........    1,850,233
                                                -----------

              U.S. GOVERNMENT OBLIGATIONS -- 6.5%
  6,154,000   U.S. Treasury Bills,
               5.45% to 6.36%++,
               due 01/04/01 to 03/29/01 ......    6,103,477
                                                -----------
              TOTAL INVESTMENTS -- 101.0%
               (Cost $77,841,683) ............   94,708,686
              OTHER ASSETS AND
               LIABILITIES (NET) -- (1.0%) ...     (932,865)
                                                -----------
              NET ASSETS -- 100.0% ...........  $93,775,821
                                                ===========

     ------------------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of Rule 144A securities amounted to $215,188 or 0.2% of total net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Robert J. Morrissey
          CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
          INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Karl Otto Pohl
          FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
          DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

          Anthony J. Colavita             Anthony R. Pustorino
          ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
          ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

          Vincent D. Enright              Anthonie C. van Ekris
          FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
          AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
          KEYSPAN ENERGY CORP.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                                    OFFICERS
          Mario J. Gabelli, CFA           Bruce N. Alpert
          PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
          INVESTMENT OFFICER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q400SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
EQUITY
INCOME
FUND


                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 2000